UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

Cerecor Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37590	45-0705648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 E. Pratt Street Suite 606 Baltimore, Maryland	21202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 Resignation of Blake Paterson as President, Chief Executive Officer and Member of the Board of Directors

On December 17, 2015, Blake Paterson resigned as the President and Chief Executive Officer of Cerecor Inc. (the “Company”) and as a member of the Board of Directors of the Company (the “Board”), in each case effective December 31, 2015.  Mr. Paterson will also cease serving as the Company’s principal executive officer as of that date.

(c)                                  Appointment of Uli Hacksell as Chief Executive Officer

On December 20, 2015, the Board appointed Uli Hacksell, Ph.D. as the Company’s Chief Executive Officer, effective January 1, 2016.  Dr. Hacksell will begin service as the Company’s principal executive officer as of that date.

Dr. Hacksell, age 65, has served as the Chairman of the Board since May 2015. From September 2000 to March 2015, Dr. Hacksell served as the Chief Executive Officer and as a director of ACADIA Pharmaceuticals Inc. He previously served as the Executive Vice President of Drug Discovery of ACADIA and held various senior executive positions at Astra AB, a pharmaceutical company, including Vice President of Drug Discovery and Technology and President of Astra Draco AB, one of the company’s largest research and development subsidiaries, where he directed an organization of more than 1,100 employees. He also served as Vice President of CNS Preclinical R&D at Astra Arcus, another Astra subsidiary. Earlier in his career, Dr. Hacksell held the positions of Professor of Organic Chemistry and Department Chairman at Uppsala University in Sweden and also served as Chairman and Vice Chairman of the European Federation of Medicinal Chemistry. Dr. Hacksell received his Master of Pharmacy and a Ph.D. in Medicinal Chemistry from Uppsala University.

There are no arrangements or understandings between Dr. Hacksell and any other person pursuant to which he was selected as an officer of the Company, and there is no family relationship between Dr. Hacksell and any of the Company’s other directors or executive officers.

Item 7.01.                                        Regulation FD Disclosure.

On December 21, 2015, the Company issued a press release announcing Mr. Paterson’s departure and Dr. Hacksell’s appointment.  A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 21, 2015, entitled “Cerecor Inc. Names Uli Hacksell, Chairman of Cerecor and Former CEO of ACADIA, as President and CEO.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cerecor Inc.

By:	/s/ Mariam Morris
Mariam Morris
Chief Financial Officer

Date:   December 21, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 21, 2015, entitled “Cerecor Inc. Names Uli Hacksell, Chairman of Cerecor and Former CEO of ACADIA, as President and CEO.”